Supplement dated September 13, 2013
to the Classes Institutional, R-1, R-2, R-3, R-4, and R-5 Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 28, 2013, April 2, 2013, April 17, 2013, May 9, 2013 and June 14, 2013)
This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

PURCHASE OF FUND SHARES
On or about January 1, 2014, delete the information under the Eligible Purchasers sub-heading and substitute:
Only eligible purchasers may buy Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares of the Funds. Principal Management Corporation reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability. Some eligible purchasers (as listed below) purchase shares through plans or other arrangements; such plans or arrangements may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each investor's financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

At the present time, eligible purchasers of Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares include but are not limited to:

•	retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services;

•	separate accounts of Principal Life;

•	Principal Life or any of its subsidiaries or affiliates;

•	any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;

•	clients of Principal Global Investors, LLC;

•	certain employer sponsored retirement plans with plan level omnibus accounts;

•	certain pension plans and employee benefit plans;

•	certain retirement account investment vehicles administered by foreign or domestic pension plans;

•
an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement between the intermediary and PFD or its affiliate; and

•	certain retirement plan clients that have an organization, approved by Principal Life, for purposes of providing plan recordkeeping services.

For Institutional Class
At the present time, eligible purchasers of Institutional Class shares also include but are not limited to:

•	investors investing at least $1,000,000 per fund;

•
sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs (such accounts and programs must trade in an omnibus relationship);

•	institutional clients that Principal Life has approved for purposes of providing plan recordkeeping;

•	institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments and foundations;

•	collective trust funds, fund of funds or other pooled investment vehicles, and entities acting for the account of a public entity;

•	clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate; and

•	the portfolio manager of any adviser to the fund.